EXHIBIT 99.1
                                                                    ------------

Val Heuskinveld
Chief Financial Officer
Extended Systems
208.322.7575
val.heuskinveld@extendedsystems.com
-----------------------------------

Tricia Stingley
Extended Systems
208.322.7575, ext. 6077
tricia.stingley@extendedsystems.com
-----------------------------------



          EXTENDED SYSTEMS REPORTS 24% YEAR-OVER-YEAR REVENUE GROWTH IN
                          SECOND QUARTER OF FISCAL 2004

              NET INCOME OF $.03 PER SHARE REPORTED FOR THE QUARTER



BOISE, IDAHO --(JANUARY 29, 2004)--Extended Systems Inc. (NASDAQ: XTND), a leading provider of mobile application solutions for the enterprise, today reported neT revenue of $8.5 million for the second quarter of fiscal 2004 ended December 31, 2003, an increase of 24% over net revenue of $6.9 million in the second quarter of fiscal 2003 and a 12% increase over net revenue of $7.6 million in the first quarter of fiscal 2004.

The Company reported net income of $459,000, or $.03 per share, for the second quarter of fiscal 2004 compared to a net loss of $1.3 million or ($.09) per share, in the second quarter last year, and a net loss of $1.4 million, or ($.10) per share in the first quarter of fiscal 2004. Included in net income for the second quarter is a $1.1 million, or $.08 per share gain on the sale of excess land.

Pro-forma net income was $761,000, or $.05 per share for the second quarter of fiscal 2004 compared to a pro-forma net loss of $653,000, or ($.05) per share in the second quarter a year ago. The adjustments to arrive at pro-forma income for the second quarter of fiscal 2004 include restructuring charges of $261,000 related primarily to severance, non-cash stock compensation of $168,000 and $776,000 of expenses related to the litigation with Pumatech. Pro-forma amounts for the quarter also exclude deductions related to purchased intangibles and the gain on the sale of excess land. Loss from operations on a GAAP basis was $474,000. On a pro-forma basis, income from operations was $886,000 and the Company achieved an operating margin of 10.4% on a pro-forma basis. Full details of the Company's financial results are set forth in the attached financial exhibits including tables with detailed reconciliations of pro-forma and GAAP amounts.

Cash and cash equivalents were $8.8 million as of December 31, 2003, compared to $3.5 million as of June 30, 2003. The increase in cash was primarily the result of the Company's sale of excess land adjacent to its headquarters in Boise, Idaho in the second quarter and the sale-and-leaseback of its headquarters building in September 2003.

 "We are very pleased that the business is growing and operating profitably on a pro-forma basis" said Charles Jepson, President and Chief Executive Officer. "Our second quarter growth and pro-forma profitability validated our strategic focus on mobile information corporate deployment, our aggressive cost reduction actions and our hard work to re-energize and refocus our people on exploiting market opportunities. With increasing signs of economic stabilization, analyst predictions about IT spending growth and predictions that enterprise mobile pilots will move into deployment in 2004, we are very optimistic about the future," Jepson said.

Extended Systems continues to experience quarter-to-quarter growth in its European business. "With the European community leading the way in wireless infrastructure standards, Extended Systems is clearly positioned to lead the European mobile market. The people we have in place at the local level are able to distinctly articulate the business efficiencies enterprise organizations gain through mobile technologies--and our success is evident with the sequential quarter-to-quarter growth in our European business," said Jepson.

Other Highlights Included:

   o Entered into an agreement with Orange, the UK's most popular mobile phone service, where Orange will offer the Company's OneBridge Mobile Groupware solution to its customers. Orange will provide the solution to customers on their signature devices, including the Orange SPV E200 and the Handspring Treo 600.

   o Signed an agreement with Reply Wireless, a UK based wireless data subscription services company, to deliver quick, secure and cost-competitive corporate email through managed, subscription sales of the Company's OneBridge Mobile Groupware.

   o Announced product enhancements to the Company's OneBridge Mobile Solutions Platform that allow mobile device users to have live, instant access to business intelligence residing on corporate databases. The Company utilizes its patent pending IP-based push technology that enables users to have instant access to e-mail, to push other mission critical data into the field.

   o Acceptance of the Company's patent pending IP-based push technology in email applications has been well received in the marketplace as evidenced by 370 companies deploying the product since its introduction in August 2003.

   o Announced the release of XTNDAccess Car SDK, a software development kit that enables the telematics industry to easily integrate user-friendly Bluetooth wireless technology into an automobile.

   o Received the Pocket PC Magazine Enterprise award and the QUALCOMM CDMA A-List award.

   o Received rulings in its defense of the patent infringement lawsuit initiated by Pumatech, Inc. in the United States District Court for the Northern District of California.

           o On January 21, 2004, Hon. Judge D. Lowell Jensen, U.S. District Judge, ruled in favor of Extended Systems in denying Pumatech's motion regarding enforceability of two of the asserted patents. In the ruling, the court agreed there is sufficient evidence regarding Pumatech's alleged failure to disclose relevant prior art to the U.S. Patent and Trademark Office ("PTO") for the court to consider Extended Systems' inequitable conduct defense during trial scheduled to commence on April 12, 2004. Extended Systems presented evidence to the court of the materiality and existence of a prior art product sold by Pumatech approximately three years before the patent applications for two of its patents were filed. The Judge also ruled against Extended Systems and denied its motion to exclude the damages report of Pumatech's expert.

           o On December 12, 2003, Hon. Judge D. Lowell Jensen of the U.S. District Court for the Northern District of California granted Extended Systems' motion for summary judgment of non-infringement of Pumatech's U.S. Patent No. 5,943,676 ("the '676 patent"). During the proceedings, Pumatech implicitly conceded that Extended Systems products do not infringe the claims of the '676 patent under the Court's claim construction ruling.


BUSINESS OUTLOOK

The Company said that it expects net revenue in the third fiscal quarter to range between $7.9 million and $9.0 million, compared with $8.5 million for the second quarter of fiscal 2004. The Company expects operating expenses, including cost of license fees and royalties and cost of services, in a range of $8.8 million to $9.0 million for the third quarter. GAAP operating profit/loss is expected to range from a loss of $1.1 million to a profit of $300,000 and pro-forma operating profit for the third quarter is expected to range from $300,000 to $1.5 million. GAAP basis earnings/loss per share is expected to be in the range of ($.07) to $.02 per share and pro-forma earnings per share is expected to be in a range of $.03 to $.11 per share. This outlook assumes basic outstanding shares of 14.6 million.

NON-GAAP DISCLOSURES

This press release includes financial measures for net income (loss), earnings
(loss) per share and operating income (loss) that exclude certain charges or income and have not been calculated in accordance with GAAP. These measures differ from GAAP in that they exclude restructuring charges, amortization of certain intangibles, the gain on the sale of land and costs related to the Pumatech litigation. Management believes that pro-forma results described above are useful for understanding ongoing operations. The Company's management refers to these non-GAAP financial results because they provide meaningful supplemental information regarding the Company's operational performance including the Company's ability to provide cash flows to invest in research and development and fund acquisitions and capital expenditures. Additionally, these non-GAAP financial measures facilitate management's internal comparisons to the Company's historical operating results and comparisons to competitors' operating results. Pro-forma results should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.

CONFERENCE CALL

Extended Systems will hold a conference call today at 5 p.m. Eastern Standard Time to discuss its quarterly financial results, business highlights and outlook. The dial in numbers to access this call are North America:
(877)-407-9205, International: (201)-689-8054 - using conference ID number - 89513. At this time, management may answer questions concerning business and financial developments and trends, management's current view on revenue and earnings forecasts and other business and financial matters affecting Extended Systems.

A simultaneous live Web cast and replay of the call will be available over the Internet at www.vcall.com. Replays of the call will also be available by telephone following the call through January 31, 2004 at North America: (877) 660-6853 or International: (201) 612-7415. The account number to access the telephone replay is 1628 and the conference identification number is 80311.

ABOUT EXTENDED SYSTEMS

Extended Systems provides the expertise, strategy and solutions to help enterprise organizations streamline their business processes through mobile technology. The Company's OneBridge mobile solutions suite enables companies to mobilize critical enterprise applications such as e-mail, field service, sales force automation, enterprise resource planning and customer relationship management. Extended Systems has more than 3,000 enterprise customers worldwide and key alliance relationships with Avaya, EDS, HP, Microsoft, Motorola, Nokia, PalmOne, PalmSource, Sharp, Siemens, Software AG, SonyEricsson, Symbian and Toshiba.

Founded in 1984, Extended Systems has offices and subsidiaries in the United States and worldwide. For more information, call 1-800-235-7576 or visit the Company Web site.

                                       ###

This press release contains forward-looking statements, including statements relating to the Company's position as a leading provider of mobile solutions for the enterprise; the Company's ability to increase revenue, control expenses and continue to receive acceptance of its products by existing customers; the acceptance of the Company's products by new customers and under new agreements and a positive outcome of its litigation with Pumatech; and the Company's expectations for net revenue, operating expenses, operating profit (loss) , and earnings (loss) per share. These statements are subject to risks and uncertainties. These risks and uncertainties include the success of the Company's customer relationships and other key business relationships, overall economic conditions and the level of information technology spending by existing and potential customers, the timing of purchases by significant customers, the perceived and realized benefits of mobile devices, the acceptance of specific industry-wide standards and protocols, the timely development and acceptance of new products and technologies, the risks associated with development of new products and product enhancements, the impact of competitive products and pricing, continued growth in the markets for our products, the risks associated with acquisitions, the risks associated with litigation, the risks associated with international sales and operations and other risks as detailed from time-to-time in the Company's SEC filings, including its 2003 Annual Report on Form 10-K filed on September 29, 2003 and 2004 Quarterly Reports on Form 10-Q.

EXTENDED SYSTEMS INCORPORATED

CONSOLIDATED STATEMENT OF OPERATIONS DATA
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
(UNAUDITED)

                                                            THREE MONTHS ENDED          SIX MONTHS ENDED
                                                               DECEMBER 31,                DECEMBER 31,
                                                          ----------------------      ----------------------
                                                            2003          2002          2003          2002
                                                          --------      --------      --------      --------
Revenue:
    License fees and royalties ......................     $  7,057      $  5,327      $ 12,828      $ 10,316
    Services and other ..............................        1,450         1,556         3,234         2,476
                                                          --------      --------      --------      --------


         Total net revenue ..........................     $  8,507      $  6,883      $ 16,062      $ 12,792


Costs and expenses:
    Cost of license fees and royalties ..............          144           106           226           218
    Cost of services and other ......................          842           981         1,793         1,526
    Research and development ........................        1,374         1,896         2,926         3,849
    Acquired in-process research and development ....         --            --            --             430
    Marketing and sales .............................        4,041         3,641         7,640         6,930
    General and administrative ......................        1,220           960         2,264         1,950
    Restructuring charges ...........................          261          --           1,329           136
    Patent litigation fees ..........................          776           424         1,345           558
    Non-cash stock compensation .....................          168          --             168          --
    Amortization of purchased technology ............          155           189           344           349
                                                          --------      --------      --------      --------


        Total costs and expenses ....................        8,981         8,197        18,035        15,946
        Income (loss) from operations ...............         (474)       (1,314)       (1,973)       (3,154)
Other expense (income), net .........................           18            72           (42)          100
Gain on sale of land ................................       (1,058)         --          (1,058)         --
Interest expense ....................................          145            70           179           199
                                                          --------      --------      --------      --------


        Income (loss) before income taxes ...........          421        (1,456)       (1,052)       (3,453)
Income tax provision (benefit) ......................            9           (50)           13           (54)
                                                          --------      --------      --------      --------


        Income (loss) from continuing operations ....          412        (1,406)       (1,065)       (3,399)


Income from discontinued operations, net of tax .....           47           140            88           169
                                                          --------      --------      --------      --------
        Net income (loss) ...........................     $    459      $ (1,266)     $   (977)     $ (3,230)
                                                          ========      ========      ========      ========


Earnings (loss) per share from continuing operations:
    Basic ...........................................     $   0.03      $  (0.10)     $  (0.08)     $  (0.26)
    Diluted .........................................     $   0.03      $  (0.10)     $  (0.08)     $  (0.26)

Earnings per share from discontinued operations:
    Basic ...........................................     $   0.00      $   0.01      $   0.01      $   0.01
    Diluted .........................................     $   0.00      $   0.01      $   0.01      $   0.01

Earnings (loss) per share:
    Basic ...........................................     $   0.03      $  (0.09)     $  (0.07)     $  (0.25)
    Diluted .........................................     $   0.03      $  (0.09)     $  (0.07)     $  (0.25)

Number of shares used in per share calculations:
    Basic ...........................................       14,083        13,759        14,036        12,927
    Diluted .........................................       14,597        13,759        14,036        12,927

EXTENDED SYSTEMS INCORPORATED

RECONCILIATION OF GAAP TO PRO-FORMA CONSOLIDATED STATEMENTS OF OPERATIONS (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
(UNAUDITED)

                                                                             THREE MONTHS ENDED DECEMBER 31,
                                                     ------------------------------------------------------------------------------
                                                                     2003                                      2002
                                                     ------------------------------------      ------------------------------------
                                                       GAAP                      PRO-FORMA       GAAP                      PRO-FORMA
                                                      RESULTS    ADJUSTMENTS      RESULTS       RESULTS    ADJUSTMENTS      RESULTS
                                                     --------      --------      --------      --------      --------      --------
Revenue:
License fees and royalties ......................... $  7,057      $   --        $  7,057      $  5,327      $   --        $  5,327
Services and other .................................    1,450          --           1,450         1,556          --           1,556
                                                     --------      --------      --------      --------      --------      --------


    Total net revenue ..............................    8,507          --           8,507         6,883          --           6,883
Costs and expenses: ................................     --
    Cost of license fees and royalties .............      144          --             144           106          --             106
    Cost of services and other .....................      842          --             842           981          --             981
    Research and development .......................    1,374          --           1,374         1,896          --           1,896
    Acquired in-process research and development ...     --            --            --            --            --            --
    Marketing and sales ............................    4,041          --           4,041         3,641          --           3,641
    General and administrative .....................    1,220          --           1,220           960          --             960
    Restructuring charges ..........................      261          (261)A        --            --            --            --
    Patent litigation fees .........................      776          (776)B        --             424          (424)B        --
    Non-cash stock compensation ....................      168          (168)C        --            --            --            --
    Amortization of purchased technology ...........      155          (155)D        --             189          (189)D        --
                                                     --------      --------      --------      --------      --------      --------
        Total costs and expenses ...................    8,981        (1,360)        7,621         8,197          (613)        7,584

        Income (loss) from operations ..............     (474)        1,360           886        (1,314)          613          (701)

Other expense (income), net ........................       18          --              18            72          --              72
Gain on sale of land ...............................   (1,058)        1,058E         --            --            --            --
Interest expense ...................................      145          --             145            70          --              70
                                                     --------      --------      --------      --------      --------      --------
        Income (loss) before income taxes ..........      421           302           723        (1,456)          613          (843)
Income tax provision (benefit) .....................        9          --               9           (50)         --             (50)
                                                     --------      --------      --------      --------      --------      --------
        Income (loss) from continuing operations ...      412           302           714        (1,406)          613          (793)
Income from discontinued operations, net of tax ....       47          --              47           140          --             140
                                                     --------      --------      --------      --------      --------      --------
        Net income (loss) .......................... $    459      $    302      $    761      $ (1,266)     $    613      $   (653)
                                                     ========      ========      ========      ========      ========      ========

Earnings (loss) per share from continuing operations:
    Basic .......................................... $   0.03                    $   0.05      $  (0.10)                   $  (0.06)
    Diluted ........................................ $   0.03                    $   0.05      $  (0.10)                   $  (0.06)

Earnings per share from discontinued operations:
    Basic .......................................... $   0.00                    $   0.00      $   0.01                    $   0.01
    Diluted ........................................ $   0.00                    $   0.00      $   0.01                    $   0.01

Earnings (loss) per share:
    Basic .......................................... $   0.03                    $   0.05      $  (0.09)                   $  (0.05)
    Diluted ........................................ $   0.03                    $   0.05      $  (0.09)                   $  (0.05)

Number of shares used in per share calculations:
    Basic ..........................................   14,083                      14,083        13,759                      13,759
    Diluted ........................................   14,597                      14,597        13,759                      13,759

PRO-FORMA ADJUSTMENTS:

A)   Restructuring charges.

B)   Litigation fees related to defense of our lawsuit with Pumatech, Inc.

C) Amortization of compensation expense for restricted stock awards granted to key employees and directors and compensation expense related to a change in our director option plan.

D) Amortization of purchased technology related to our prior acquisitions of ViaFone, Advance Systems Limited, and Rand Software Company.

E)   Gain related to the sale of excess land at our Boise headquarters site.

EXTENDED SYSTEMS INCORPORATED

RECONCILIATION OF GAAP TO PRO-FORMA CONSOLIDATED STATEMENTS OF OPERATIONS (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
(UNAUDITED)

                                                                               SIX MONTHS ENDED DECEMBER 31,
                                                     ------------------------------------------------------------------------------
                                                                     2003                                      2002
                                                     ------------------------------------      ------------------------------------
                                                       GAAP                      PRO-FORMA       GAAP                      PRO-FORMA
                                                      RESULTS    ADJUSTMENTS      RESULTS       RESULTS    ADJUSTMENTS      RESULTS
                                                     --------      --------      --------      --------      --------      --------
Revenue:
License fees and royalties ........................  $ 12,828      $   --        $ 12,828      $ 10,316      $   --        $ 10,316
Services and other ................................     3,234          --           3,234         2,476          --           2,476
                                                     --------      --------      --------      --------      --------      --------


    Total net revenue .............................    16,062          --          16,062        12,792          --          12,792
Costs and expenses: ...............................      --
    Cost of license fees and royalties ............       226          --             226           218          --             218
    Cost of services and other ....................     1,793          --           1,793         1,526          --           1,526
    Research and development ......................     2,926          --           2,926         3,849          --           3,849
    Acquired in-process research and development ..      --            --            --             430          (430)F        --
    Marketing and sales ...........................     7,640          --           7,640         6,930          --           6,930
    General and administrative ....................     2,264           (62)E       2,202         1,950          --           1,950
    Restructuring charges .........................     1,329        (1,329)A        --             136          (136)A        --
    Patent litigation fees ........................     1,345        (1,345)B        --             558          (558)B        --
    Non-cash stock compensation ...................       168          (168)C        --            --            --            --
    Amortization of purchased technology ..........       344          (344)D        --             349          (349)D        --
                                                     --------      --------      --------      --------      --------      --------


        Total costs and expenses ..................    18,035        (3,248)       14,787        15,946        (1,473)       14,473

        Income (loss) from operations .............    (1,973)        3,248         1,275        (3,154)        1,473        (1,681)

Other expense (income), net .......................       (42)         --             (42)          100          --             100
Gain on sale of land ..............................    (1,058)        1,058          --            --            --            --
Interest expense ..................................       179          --             179           199          --             199
                                                     --------      --------      --------      --------      --------      --------


        Income (loss) before income taxes .........    (1,052)        2,190         1,138        (3,453)        1,473        (1,980)
Income tax provision (benefit) ....................        13          --              13           (54)         --             (54)
                                                     --------      --------      --------      --------      --------      --------


        Income (loss) from continuing operations ..    (1,065)        2,190         1,125        (3,399)        1,473        (1,926)
Income from discontinued operations, net of tax ...        88          --              88           169          --             169
                                                     --------      --------      --------      --------      --------      --------


        Net income (loss) .........................  $   (977)     $  2,190      $  1,213      $ (3,230)     $  1,473      $ (1,757)
                                                     ========      ========      ========      ========      ========      ========


Earnings (loss) per share from continuing operations:
    Basic .........................................  $  (0.08)                   $   0.08      $  (0.26)                   $  (0.15)
    Diluted .......................................  $  (0.08)                   $   0.08      $  (0.26)                   $  (0.15)

Earnings per share from discontinued operations:
    Basic .........................................  $   0.01                    $   0.01      $   0.01                    $   0.01
    Diluted .......................................  $   0.01                    $   0.00      $   0.01                    $   0.01

Earnings (loss) per share:
    Basic .........................................  $  (0.07)                   $   0.09      $  (0.25)                   $  (0.14)
    Diluted .......................................  $  (0.07)                   $   0.08      $  (0.25)                   $  (0.14)

Number of shares used in per share calculations:
    Basic .........................................    14,036                      14,036        12,927                      12,927
    Diluted .......................................    14,036                      14,563        12,927                      12,927

PRO-FORMA ADJUSTMENTS:

A)   Restructuring charges.

B)   Litigation fees related to defense of our lawsuit with Pumatech, Inc.

C) Amortization of compensation expense for restricted stock awards granted to key employees and directors and compensation expense related to a change in director option plan.

D) Amortization of purchased technology related to our prior acquisitions of ViaFone, Advance Systems Limited, and Rand Software Company.

E) Legal and other professional services costs of $575,000 related to failed acquisition activities and the reversal of $513,000 of accrued professional services costs related to the failed merger with Palm, Inc. in 2001.

F) Acquired in-process research and development incurred in connection with our acquisition of ViaFone.

EXTENDED SYSTEMS INCORPORATED

CONSOLIDATED BALANCE SHEET DATA
(IN THOUSANDS, EXCEPT PAR VALUE PER SHARE AMOUNTS)
(UNAUDITED)

                                                                                                     DECEMBER 31,        JUNE 30,
                                                                                                         2003              2003
                                                                                                     ------------      ------------
ASSETS
Current:
    Cash and cash equivalents ..................................................................     $      8,849      $      3,502
    Receivables, net of allowances of $866 and $831 ............................................            6,712             5,644
    Prepaid and other ..........................................................................              666               966
                                                                                                     ------------      ------------


        Total current assets ...................................................................           16,227            10,112
Property and equipment, net ....................................................................            4,495             5,293
Goodwill .......................................................................................           12,489            12,489
Intangibles, net ...............................................................................              854             1,197
Other long-term assets .........................................................................              138              --
                                                                                                     ------------      ------------


        Total assets ...........................................................................     $     34,203      $     29,091
                                                                                                     ============      ============




LIABILITIES AND STOCKHOLDERS' EQUITY
Current:
    Accounts payable ...........................................................................     $      2,319      $      2,314
    Accrued expenses ...........................................................................            3,212             2,888
    Deferred revenue ...........................................................................            3,028             2,961
    Accrued restructuring ......................................................................              617               722
    Current portion of long-term debt ..........................................................              434               434
    Current portion of capital leases ..........................................................               24                22
                                                                                                     ------------      ------------


        Total current liabilities ..............................................................            9,634             9,341
                                                                                                     ------------      ------------


Non-current:
    Long-term debt .............................................................................            4,908               325
    Capital leases .............................................................................               30                42
    Other long-term liabilities ................................................................              133               127
                                                                                                     ------------      ------------


        Total non-current liabilities ..........................................................            5,071               494
                                                                                                     ------------      ------------


        Total liabilities ......................................................................     $     14,705      $      9,835



Stockholders' equity:
    Preferred Stock; $0.001 par value per share, 5,000 shares authorized; no shares issued or
        outstanding ............................................................................             --                --
    Common stock; $0.001 par value per share, 75,000 shares authorized; 14,559 and 13,977 shares
        issued and outstanding .................................................................               15                14
    Additional paid-in capital .................................................................           46,693            44,481
    Treasury stock; $0.001 par value per share, -0- and 261 common shares ......................             --                --
    Accumulated deficit ........................................................................          (24,861)          (23,884)
    Unamortized stock-based compensation .......................................................             (634)             --
    Accumulated other comprehensive loss .......................................................           (1,715)           (1,355)
                                                                                                     ------------      ------------


        Total stockholders' equity .............................................................           19,498            19,256
                                                                                                     ------------      ------------


        Total liabilities and stockholders' equity .............................................     $     34,203      $     29,091
                                                                                                     ============      ============

EXTENDED SYSTEMS INCORPORATED

RECONCILATION OF GAAP TO PRO-FORMA BUSINESS OUTLOOK
(IN THOUSANDS)



Projected Q3 FY04 GAAP Operating Profit (Loss)               $(1,100) - 200
                      Plus:
                        Patent litigation fees                  1,000 - 900
  Non-cash stock compensation                                           200
  Amortization of purchased technology                                  150
  Restructuring Charges                                                  50
                                                           -----------------
Projected Q4 FY04 Non-GAAP Operating Profit                    $300 - 1,500
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